JOHNSON
MUTUAL FUNDS

Summary Prospectus

Johnson Realty Fund

Fund Ticker: JRLTX
May 1, 2014

Johnson Mutual Funds Trust
3777 West Fork Road | Cincinnati, OH | 45247
(513)661-3100 (800)541-0170 fax (513)661-4901

www.johnsonmutualfunds.com

Ticker: JRLTX	MAY 1, 2014

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Investment Objective

Above average dividend income and long term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

Realty Fund
1 Year	3 Years	5 Years	10 Years
$103	$320	$555	$1,229

JOHNSON REALTY FUND | SUMMARY PROSPECTUS | MAY 1, 2014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.97% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts) and other real estate related equity securities. The Fund’s Adviser uses fundamental “bottom-up” analysis to select securities, favoring companies that the Adviser believes offer better growth prospects at reasonable valuations. The Adviser examines fundamental criteria such as income statements, balance sheets, and cash flow analysis to evaluate a company’s growth prospects. The Adviser enhances this approach by using “top-down” economic information to determine which property types or areas of the real estate industry will be emphasized. The Fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected. Under normal circumstances, at least 80% of the Fund’s total assets will be in the real estate industry.

Principal Investment Risks

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

•	Company Risk — The Fund value might decrease in response to the activities and financial prospects of an individual company.

•	Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

•	Market Risk — The Fund value might decrease in response to general market and economic conditions.

•	Real Estate Risk — The Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as:
-	Decreases in real estate values
-	Overbuilding
-	Environmental Liabilities
-	Increases in operating costs, interest rates and/or property taxes.
-	Some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.
-	REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

•	Small and Medium Sized Risk — In addition, the stocks of small-sized and medium-sized companies are subject to certain risks including:
-	Possible dependence on a limited product line, limited financial resources or a limited management group.
-	Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
-	Greater fluctuation in value than larger, more established company stocks.

•	Interest Rate Risk — The value of your investment may decrease when interest rates rise. Securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities.

JOHNSON REALTY FUND | SUMMARY PROSPECTUS | MAY 1, 2014

Average Annual Total Returns

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year for the last 10 calendar years. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 32.59% in the second quarter of 2009, and the lowest return was -39.51% in the second quarter of 2010.

For the Period ended: December 31, 2013	1 YEAR	5 YEARS	SINCE INCEPTION 12/30/2005
Return Before Taxes	1.19%	14.15%	6.81%
Return After Taxes on Distributions	-1.00%	12.45%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.66%	11.15%	5.38%
NAREIT Index (reflects no deduction for fees, expenses or taxes)	2.86%	16.90%	8.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Johnson Investment Counsel, Inc.

Portfolio Managers

The Fund is managed by a team of portfolio managers. Fred Brink, CFA, has been the team leader of the Fund management team since its inception. Brian Kute, CFA, has been a member of the Fund management team since the Fund's inception.

Purchase or Sale of Fund Shares

Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $2,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.